                                                                    EXHIBIT 99.1

    WAMPLER FOODS EXPANDS VOLUNTARY NATIONWIDE RECALL OF COOKED DELI PRODUCTS

FRANCONIA, Pa., Oct. 13 /PRNewswire/ -- Wampler Foods today expanded a voluntary nationwide recall of cooked deli products produced at its Franconia, Penn., facility from May 1, 2002 through October 11, 2002. Wampler took this precautionary action immediately after learning from FSIS that environmental sampling suggested the continued presence in the plant of the strain of Listeria in the Oct. 9 recalled product. No illnesses associated with the Listeria strain in the Northeastern U.S. outbreak have been linked to any Wampler products.

"We are taking these precautionary steps because the safety and health of our consumers is our first concern," said David Van Hoose, Chief Executive Officer. "We're working diligently with the USDA and our customers to make sure any product that has not yet been consumed is removed from the marketplace and consumers' homes as quickly as possible."

The Wampler cooked deli products were sold to consumers in retail groceries, delicatessens and foodservice distributors under the Wampler Foods and select private labels. Approximately 27.4 million pounds of cooked deli product were produced and shipped during the five-month period included in the recall. A roster of specific Item Codes, Brand/Product Description and Packaging Code numbers to follow.

Consumers should return the product covered by this recall to the store or deli where they purchased it for a full refund. Consumers who have questions about the recall may call Wampler's toll-free hotline at 877-260-7110 and may visit the Wampler recall information website at www.wampler.com.

Wampler received test results from samples taken in plant floor drains at its facility that tested positive for a strain of Listeria similar to the strain identified in the recent Northeastern outbreak. This strain, according to governmental officials, while uncommon, is not uniquely identifiable to a single source. Again, no illnesses associated with the Listeria strain in the Northeastern U.S. outbreak have been linked to any Wampler products.

"In order to redouble our food safety and sanitation efforts, we immediately decided to suspend operations at the Franconia facility," Van Hoose stated. "We will validate our food safety and sanitation efforts by conducting microbial testing before shipments resume."

Wampler Foods urges consumers who have eaten the affected product and are experiencing any of the symptoms related to food-borne illness to immediately seek medical attention. Consumption of food contaminated with Listeria monocytogenes can cause listeriosis, an uncommon but potentially fatal disease. Healthy people rarely contract listeriosis, but it can cause miscarriages and stillbirths, as well as serious and sometimes fatal infections in those with weak immune systems - infants, the frail or elderly and persons with chronic disease, with HIV infection, or taking chemotherapy.

Wampler Foods(R) is a brand of poultry products marketed by Pilgrim's Pride Corporation (NYSE:CHX), a processor and marketer of poultry products.

     Contact:
     Ray Atkinson
     540-896-0406
     ratkinson@wampler.com

     Michael Schiferl
     312-240-3110

                                  Product List
                                  Oct. 13, 2002

                              Wampler Foods Brands

     Item
     Code        Description                               Code Date
     10003       WAMPLER FOODS TKY BRST W/WHT TKY          Sell by 07/22/02 -
                   1 DIAM FRESH 2/9                          01/02/03
     10004       WAMPLER FOODS TKY BRST OR AVG             sell by 07/22/02 -
                   2 DIAM FRESH 2/9                          01/02/03
     10005       WAMPLER FOODS TKY BRST OR S/L             sell by 07/22/02 -
                   3 DIAM FRESH 2/9                          01/02/03
     10006       NO BRAND SMK TKY BRST FRZ 4/9-11          mfg 04/30/02 -
                                                             01/02/03
     10007       NO BRAND TKY BRST FRZ 4/9-11              mfg 04/30/02 -
                                                             01/02/03
     10012       WAMPLER FOODS TK BST W/WHT TKY ADD        mfg 1192-2832
                   JULCD 1 DIA FRZ 2/9
     10019       WAMPLER FOODS TKY BRST OILB S/L           sell by 07/08/02 -
                   3 DIAM FRESH 2/9                          12/19/02
     10020       WAMPLER FOODS TKY BRST OILB S/L           sell by 07/08/02 -
                   4 DIAM FRESH 2/5-7                        12/19/02
     10021       WAMPLER FOODS TKY BRST OILB S/L           sell by 07/08/02 -
                   5 DIAM FRESH 2/7-9                        12/19/02
     10023       WAMPLER FOODS TKY BRST CAJUN FF           sell by 06/24/02 -
                   4 DIAM FRESH 2/6-7                        12/05/02
     10091       WAMPLER FOODS TKY HAM RND 15% FRESH 2/9   mfg 1192-2832
     10100       WAMPLER FOODS CKN BRST OILB FRESH 2/6-7   sell by 07/08/02 -
                                                             12/19/02
     11159       WAMPLER FOODS TKY BRST FF 3 DIAM FRESH    sell by 07/22/02 -
                                                             01/02/03
     11180       WAMPLER FOODS CKN BRST PET OILB           sell by 07/08/02 -
                   FRESH 3/4                                 12/19/02
     11824       WAMPLER FOODS TKY HAM 15% FRZ 2/9         mfg 1192-2832
     13001       WAMPLER FOODS GMT CKN BRST SL FRESH 2/9   sell by 07/22/02 -
                                                             01/02/03
     13005       WAMPLER FOODS CKN BRST SL B&R FRESH 2/8   sell by 06/24/02 -
                                                             12/05/02
     14003       WAMPLER FOODS CKN BRST ROLL               sell by 07/08/02 -
                   W/RIB MEAT FRESH 2/5                      12/19/02
     15102       WAMPLER FOODS TKY BOLO FRESH 4/5          sell by 07/08/02 -
                                                             12/19/02
     15103       WAMPLER FOODS TKY BOLO FRESH 2/5          sell by 07/08/02 -
                                                             12/19/02
     15104       WAMPLER FOODS TKY BOLO FRZ 2/5 - 9M EXP   mfg 1192-2832
     16855       WAMPLER FOODS TKY WHL BROWN & ROASTED     mfg 1192-2832
                   FRZ 4/12-14
     16860       WAMPLER FOODS TKY BRST SL 12/3            sell by 06/12/02 -
                   SLCD FRESH                                11/22/02
     16861       WAMPLER FOODS TKY BRST SMK SL             sell by 06/26/002 -
                   SLCD FRESH 12/3                           12/06/02
     16862       WAMPLER FOODS TKY BRST SL SLCD FRZ 12/3   mfg 1202-2832
     16863       WAMPLER FOODS TKY BRST SMK SL             mfg 1202-2832
                   SLCD FRZ 12/3
     16864       WAMPLER FOODS FC SMK TKY FRZ 4/12-14      mfg 1192-2832
     16867       WAMPLER FOODS TKY BRST S/O SMK            mfg 1199-2832
                   PAN FRZ 6/6 AVG

     18503       WAMPLER FOODS TKY HAM SMK 12% FRESH 2/6   sell by 07/08/02 -
                                                             12/19/02
     18554       WAMPLER FOODS TURKEY HAM +15% WATER       mfg 1192-2832
     18558       WAMPLER FOODS TKY HAM FRZ 4/10            mfg 04/29/02 -
                                                             10/10/02
     18559       WAMPLER FOODS TKY HAM FRZ 4/10            mfg 05/01/02 -
                                                             10/11/02
     18560       WAMPLER FOODS TKY HAM SLICE N TACT        mfg 05/01/02 -
                   15% WA FRZ 4/5                            10/11/02
     18906       WAMPLER FOODS SMK TKY BRST BONELESS       mfg 1192-2832
     19407       WAMPLER FOODS DELI CHEF TKY ROLL          sell by 07/22/02 -
                   FRESH 2/9                                 01/02/03
     20091       WAMPLER FOODS TKY HAM RND 15% FRZ 4/10    mfg 1192-2832
     20704       WAMPLER FOODS TKY HAM TVRN 20% WA FRZ 2/6 mfg 1192-2832
     20806       WAMPLER FOODS TKY BRST SL FRESH 12/3      sell by 06/24/02 -
                                                             12/05/02
     20856       WAMPLER FOODS TKY BRST SL FRZ 12/3        mfg 1192-2832
     21019       WAMPLER FOODS TKY BRST S/L SMK FRESH 12/3 sell by 07/08/02 -
                   12/19/02
     21069       WAMPLER FOODS TKY BRST SL SMK FRZ 12/3    mfg 1192-2832
     21132       WAMPLER FOODS TKY PASTRAMI FRESH 3/4      sell by 06/24/02 -
                                                             12/05/02
     21133       WAMPLER FOODS TKY PASTRAMI FRZ            mfg 1192-2832
                   3/4 JUL CODE
     21203       WAMPLER FOODS TKY SALAMI FRESH 4/5        sell by 07/08/02 -
                                                             12/19/02
     21205       WAMPLER FOODS TKY SALAMI FRESH 2/4-5      sell by 07/08/02 -
                                                             12/19/02
     21206       WAMPLER FOODS TKY SALAMI FRZ 2/4-5 --     prod 05/02 - 10/02
                    9M EXP                                   expiry 02/03 -
                                                             07/02
     21207       WAMPLER FOODS TKY SALAMI FRZ 2/4-5        mfg 1192-2832
     21352       WAMPLER FOODS B&R WHL TKY FULLY COOKED    Mfg 1192-2832
     21357       WAMPLER FOODS TKY WHL B&R FRZ 4/10-12     Mfg 1192-2832
     21567       WAMPLER FOODS TKY WHL SMK FRZ 4/10-12     Mfg 1192-2832
     30105       WAMPLER FOODS TKY DRK CRD FRESH 2/7       sell by 07/08/02 -
                                                             12/19/02
     30106       WAMPLER FOODS TKY DRK CRD FRZ             Mfg 1192-2832
                   2/7 JUL CODE
     30109       WAMPLER FOODS TKY PASTRAMI FRZ 3/4        Mfg 1192-2832
     30111       WAMPLER FOODS TKY PASTRAMI FRESH 3/4      sell by 06/24/02 -
                                                             12/05/02
     30178       WAMPLER FOODS TKY BRST OVNRST             sell by 06/24/02 -
                   W/BROTH FRESH 3/4.75                      12/05/02
     30183       WAMPLER FOODS TKY BRST SL SMK             Mfg 1192-2832
                   1 DIAM FRZ 2/9
     30229       WAMPLER FOODS TKY WHT SMK FRESH 2/8-9     sell by 07/01/02 -
                                                             12/12/02
     30309       WAMPLER FOODS TKY BRST ITAL HERB          sell by 06/24/02 -
                   5 DIAM N FRESH                            12/05/02
     30586       WAMPLER FOODS TKY BRST W/S DELI           sell by 06/24/02 -
                   RST PANRST FRESH 1/7                      12/05/02
     30856       WAMPLER FOODS TKY BOLO CN 4"D FZ          Mfg 1192-2832
     31100       WAMPLER FOODS HERT TKY ROLL WHT           Mfg 1192-2832
                   FRESH 2/10
     31109       WAMPLER FOODS TKY WHITE ROLL FRZ 2/10     Mfg 1192-2832
     31110       WAMPLER FOODS TKY ROLL COMBO FRZ 2/10     Mfg 1192-2832

     31131       WAMPLER FOODS TKY BRST SMK S/O 3 DIAM     Mfg 1192-2832
                   FRZ JUL CODE
     31210       WAMPLER FOODS TKY HAM 17.5 FRESH 2/8      Mfg 1192-2832
     31219       WAMPLER FOODS TKY HAM 15%WA               Mfg 1192-2832
                   TVRN FRESH 2/8-9
     31279       WAMPLER FOODS TKY BOLO DELI FRESH 2/10    sell by 07/08/02 -
                                                             12/19/02
     31404       WAMPLER FOODS 5 DIAM S/L TKY BRST         Mfg 1192-2832
                   A-GR FRZ 2/8
     31405       WAMPLER FOODS TKY BRST S/L OVNRST         sell by 07/22/02 -
                   4 DIAM FRESH 2/9                          01/02/03
     31406       WAMPLER FOODS TKY BRST S/L 5 DIAM FRESH   sell by 07/08/02 -
                                                             12/19/02
     31407       WAMPLER FOODS DELI RST TKY BRST S/O       sell by 06/24/02 -
                   COL PANRST FRESH                          12/05/02
     31408       WAMPLER FOODS DELI RST TKY HAM COL        sell by 07/08/02 -
                   BLK FOREST FRESH                          12/19/02
     31410       WAMPLER FOODS TKY BRST S/O                sell by 07/22/02-
                   OVEN ROASTED 4 DIAM FRESH                 01/02/03
     31411       WAMPLER FOODS DELI RST TKY BRST           sell by 06/24/02 -
                   S/O COL PANRST/BWN                        12/05/02
     31412       WAMPLER FOODS DRC TKY BRST S/O            sell by 06/24/02 -
                   4 LOBE PANRST 1/10-11                     12/05/02
     31414       WAMPLER FOODS DELI RST TKY BRST S/O       sell by 06/24/02 -
                   COL ROTISSERIE STY                        12/05/02
     31415       WAMPLER FOODS DELI RST TKY BST COL        sell by 06/24/02 -
                   CLASSIC SPICE FRESH                       12/05/02
     31416       WAMPLER FOODS TKY BRST S/L BRWD           sell by 06/24/02 -
                   PEPPERED FRESH 2/6                        12/05/02
     31417       WAMPLER FOODS TKY BRST S/O 5 DIAM FRESH   sell by 07/08/02 -
                                                             12/19/02
     31418       WAMPLER FOODS TKY BRST SMK S/O            Mfg 06/24/02 -
                   5 DIAM FRESH                              12/05/02
     31419       WAMPLER FOODS TKY BRST SMK 3 DIAM FRESH   Mfg 06/24/02 -
                                                             12/05/02
     31420       WAMPLER FOODS TKY BRST SMK OVNRST         Mfg 06/24/02-
                   2 DIAM FRESH 2/8                          12/05/02
     31422       WAMPLER FOODS TKY BRST SMK S/L            Mfg 1192-2832
                   4 DIAM FRZ
     31424       WAMPLER FOODS TKY BRST S/L SMK            sell by 06/24/02-
                   4 DIAM FRESH                              12/05/02
     31425       WAMPLER FOODS TKY BRST S/O SMK            sell by 06/24/02 -
                   4 DIAM FRESH                              12/05/02
     31426       WAMPLER FOODS TKY BRST HONEY CRD PETITE   sell by 06/24/02 -
                   4 DIAM FRESH                              12/05/02
     31427       WAMPLER FOODS TKY BRST S/O HONEY SMK      sell by 07/22/02 -
                   4 DIAM FRESH                              01/02/03
     31428       WAMPLER FOODS TKY BRST S/O OVNBRN         sell by 06/24/02 -
                   4 DIAM FRESH                              12/05/02
     31429       WAMPLER FOODS 4 DIAM TKY BRST S/L         Mfg 1192-2832
                   NO SALT FRZ 2/7.5
     31431       WAMPLER FOODS TKY BRST S/L SMK            sell by 06/24/02 -
                   5 DIAM FRESH 2/9                          12/05/02
     31474       WAMPLER FOODS TKY BRST PETITE S/L         sell by 07/22/02 -
                   4 DIAM FRESH                              01/02/03
     31491       WAMPLER FOODS TKY BRST O/R S/O 4 DIAM FRZ Mfg 1192-2832
     31526       WAMPLER FOODS TKY BRST MESQ SMK HNY CRD   sell by 06/24/02 -
                   4 DIAM FRESH                              12/05/02

     31591       WAMPLER FOODS BRST TKY S/L SMK            sell by 06/24/02 -
                   1 DIAM FRESH 2/9                          12/05/02
     31595       WAMPLER FOODS TKY BST BRWN SUGAR          sell by 06/24/02 -
                   5 DIAM FRESH 2/8-9                        12/05/02
     31606       WAMPLER FOODS TKY BRST HNY SMK FF         sell by 06/24/02 -
                   3 DIAM FRESH 2/8                          12/05/02
     31613       WAMPLER FOODS TKY BRST S/L                sell by 06/24/02 -
                   PANRST FRESH 2/7                          12/05/02
     31616       WAMPLER FOODS TKY BRST HNYRST             sell by 06/24/02 -
                   5 DIAM FRESH                              12/05/02
     31630       WAMPLER FOODS TKY BRST SMK S/O 4 DIAM FRZ mfg 1192-2832
     31631       WAMPLER FOODS TKY BST HNY CURED           mfg 1192-2832
                   4 DIAM FRZ
     31671       WAMPLER FOODS TKY WHT ROLL FRESH          mfg 1192-2832
     31672       WAMPLER FOODS TKY SMK WHT ROLL FRESH      mfg 1192-2832
     31673       WAMPLER FOODS TKY SMK WHT ROLL FRESH BOX  sell by 07/08/02 -
                                                             12/19/02
     31674       WAMPLER FOODS TKY BRST BRN & RST FRZ      mfg 1192-2832
     31675       WAMPLER FOODS TKY DRUMSTICK SMK FRZ 30    mfg 1192-2832
     31760       WAMPLER FOODS HOMESTYLE TKY BRST          mfg 06/24/02 -
                   FRESH 2/4.5                               12/05/02
     70110       WAMPLER FOODS 2NDS TKY BRST S/L           mfg 1192-2832
                   OVNRST 3 DIAM(10005)SS
     80352       WAMPLER FOODS TKY HAM CHNK 20%            sell by 07/08/02 -
                   WA FRESH 12/2                             12/19/02
     80353       WAMPLER FOODS TKY HAM 20% WA              sell by 07/08/02 -
                   TVRN FRESH 2/6                            12/19/02

                                  Other Brands

     Item
     Code        Description                               Code Date
     ----        -----------                               ---------
     12953       BLOCK & BARREL TKY BRST OILB FRESH 2/9    mfg 04/30/02 -
       & 6429534                                             11/10/02
     12958       BLOCK & BARREL IMP TKY BRST SMK           mfg 04/30/02 -
      & 62429583   SO FRESH 2/8                              10/10/02
     30257       BLOCK & BARREL SUP TKY S/O                mfg 04/30/02 -
      & 2378271    PANRST FRESH 2/6                          10/10/02
     30258       BLOCK & BARREL SUP TKY BRST S/O           mfg 04/30/02 -
       & 2570158   NATBRWN FRESH 1/6                         10/10/02
     30260       BLOCK & BARREL SUP TKY S/O SMK            mfg 04/30/02 -
       & 2378289   PANRST FRESH 2/6                          10/10/02
     30261       BLOCK & BARREL SUP TKY BST S/O            mfg 04/30/02 -
       & 2570174   SMK NATBRN FRESH 1/6                      10/10/02
     30268       BLOCK & BARREL IMP TKY BRST SL            mfg 04/30/02 -
       & 2378297   OVNRST FRESH 2/9                          10/10/02
     30271       BLOCK & BARREL REL TKY BRST SL            mfg 04/30/02 -
       & 2812238   SMK FRESH 2/8.5                           10/10/02
     30283       BLOCK & BARREL TKY ROTIS S/O              mfg 04/30/02 -
       & 2527406   PANRST FRESH 2/6                          10/10/02
     30285       BLOCK & BARREL IMP TKY BRST HNY RST FRESH mfg 04/30/02 -
       & 3444932                                             10/10/02
     30286       BLOCK & BARREL IMP TKY BRST               mfg 04/30/02 -
       & 3444668   HICKORY SMK FRESH 2/9                     10/10/02
     30391       BLOCK & BARREL CLSC TKY S/O               mfg 04/30/02 -
       & 2378321   PANRST FRESH 1/10                         10/10/02
     30401       BLOCK & BARREL CLSC TKY S/O SMK FRESH 2/8 mfg 04/30/02 -
       & 2378313                                             10/10/02

     30406       BLOCK & BARREL CLSC TKY BRST              mfg 04/30/02 -
       & 2378305   SL OVNRST FRESH 2/9                       10/10/02
     30408       BLOCK & BARREL TKY HAM BLK FRST           mfg 04/30/02 -
       & 2378263   FRESH 2/5.5                               10/10/02
     30651       BLOCK & BARREL CLSC TKY HAM 20%           mfg 04/30/02 -
       & 1253236   WA FRESH 2/6-7                            10/10/02
     30652       BLOCK & BARREL CLSC TKY PASTRAMI          mfg 04/30/02 -
       & 1253228   FRESH 3/4                                 10/10/02
     30655       BLOCK & BARREL CLSC TKY BOLB FRZ 2/10     mfg 04/30/02 -
       & 1142876                                             10/10/02
     30662       BLOCK & BARREL REL TKY HAM-CN FRESH 2/8   mfg 04/30/02 -
       & 2184083                                             10/10/02
     30666       BLOCK & BARREL REL TKY WHITE              mfg 1192-2832
       & 1131754   ROLL FRZ 2/10
     30673       BLOCK & BARREL REL TKY BRST WHT           mfg 1192-2832
       & 1355528   OVNRST FRESH 2/9
     30674       BLOCK & BARREL CLS TKY BRST S/L           mfg 1192-2832
       & 3760691   OILB FRESH 2/9
     30676       BLOCK & BARREL HERT TKY WHITE             mfg 1192-2832
       & 1031889   ROLL FRZ 2/10
     30677       BLOCK & BARREL HERT TKY CB ROLL FRZ 2/10  mfg 1192-2832
       & 1043223
     30884       BLOCK & BARREL REL TKY BRST               mfg 04/30/02 -
       & 2378339   S/L FRESH 2/9 2378339                     10/10/02
     31303       BLOCK & BARREL IMP TKY BRST HNY           mfg 04/30/02 -
       & 6429575   SMK FRESH 2/8                             10/10/02
     31360       BLOCK & BARREL IMP TKY BRST S/O           mfg 04/30/02 -
       & 1519164   OILB FRESH 2/9                            10/10/02
     31372       BLOCK & BARREL TKY BRST MESQ              mfg 04/30/02 -
       & 3724143   SMK FRESH 2/9                             10/10/02
     31386       BLOCK & BARREL REL TKY BRST SMK FRESH 2/9 mfg 04/30/02 -
       & 4026001   10/10/02
     31471       SWIRL CLS CRACKED BLACK PEPPER TKY BRST   mfg 1192-2832
       & 7160823
     31472       BLOCK & BARREL TKY BRST SWIRL CAJUN FRESH mfg 04/30/02 -
       & 7162183   10/10/02
     31597       BLOCK & BARREL TKY BRST SUP ALL NTRL      mfg 1192-2832
       & 8114183   S/O FRESH 2/7
     31629       BLOCK & BARREL IMP TKY BRST S/O FRESH 2/9 mfg 04/30/02 -
       & 7135759   10/10/02
     31653       BLOCK & BARREL IMP TKY BRST S/L FRESH 2/9 mfg 04/30/02 -
       & 3816444                                             10/10/02
     31654       BLOCK & BARREL CLS TKY BRST S/L FRESH 2/9 mfg 04/30/02 -
       & 3816642                                             10/10/02
     10744       EXEC CHEF TKY BRST OILB - JUL DATE        mfg 2119-2283
     10750       EXEC CHEF TKY BRST OILB - 45 SBDATE       sell by 06/13/02 -
                                                             11/24/02
     10754       EXEC CHEF TKY BRST OILB - 50 SBDATE       sell by 06/18/02 -
                                                             11/29/02
     10764       EXEC CHEF TKY BRST OILB - 50 SBDATE       sell by 06/18/02 -
                                                             11/29/02
     11176       MID TKY BRST SL SMK FRZ 3/5               mfg 1192-2832
     11178       MID TKY SAL FRZ 4/5                       mfg 1192-2832
     11179       MID TKY BOLO FRZ 4/5                      mfg 1192-2832
     13004       MC TURKEY WHOLE B&R FRZ                   mfg 1192-2832
     18572       MID TKY HAM FRZ 2/7                       mfg 1192-2832
     18906       MARAMOUNT SMK TKY BRST D-LOG BIN          mfg 1192-2832
     20501       WALNUT CREEK TKY HAM 20%WA FRESH          sell by 07/08/02 -
                                                             12/19/02

     21171       MID TKY PASTRAMI FRZ 3/4                  mfg 1192-2832
     30001       VICTORY MKT OR FF TKY BRST SL FR2/7-9#    sell by 07/22/02 -
                                                             01/02/03
     30005       GOLDEN ACRE TKY BRST S/L OVNRST           sell by 07/22/02 -
                   FRESH 2/8-9                               01/02/03
     30200       BONO BBQ TKY BRST FRESH 2/9               sell by 07/22/02 -
                                                             01/02/03
     30207       VP TKY WHT W/SKIN & BINDERS ADDED 2/8-9   sell by 07/22/02 -
                                                             01/02/03
     30225       VP TKY BRST OVNRST W/WHT MT FRESH 2/8-9   sell by 07/22/02 -
                                                             01/02/03
     30293       OLD NEIGHBORHOOD CK BST OILB FRESH 2/6-7  sell by 07/08/02 -
                                                             12/19/02
     30296       OLD NEIGHBORHOOD TKY BST OILB THIN&TRIM   sell by 07/01/02 -
                                                             12/12/02
     30442       FARMERS CHOICE TKY SALAMI CN FRESH 2/10   mfg 1192-2832
     30820       BLC&BAR IMP TK BST S/O OILB PANRST 2/5-6  mfg 1192-2832
       & 7147549
     30849       FARMERS CHOICE TKY PAST 4"D FSH CN 2/8    mfg 1192-2832
       & 56-7551
     30946       OLD NEIGHBORHOOD TKY BRST S/L SMK LS      sell by 07/01/02 -
                   FRESH 2/8                                 12/12/02
     30948       OLD NEIGHBORHOOD TKY BRT S/L OVNRST       sell by 07/01/02 -
                   LS FRESH 2/8                              12/12/02
     30975       KOHLER TKY BST S/L PANRST (3L) FRESH 1/7  sell by 06/24/02 -
                   12/05/02
     31318       WEST BEEF TKY HAM RTL CHP/FRM FRESH 12/2  sell by 07/08/02-
                   12/19/02
     31637       PP TKY WHL SMK FRZ FC 4/8-10(ENGLISH)     mfg 1192-2832
     31669       PP CAJUN STYLE TURKEY                     mfg 1192-2832
     31766       PP CAJUN STYLE TURKEY                     mfg 1192-2832
     31768       CLASSIC TKY DRUMSTICK SMK FRZ 30          mfg 04/30/02 -
       & 7086820                                             10/10/02
     85105       THUMANN EXEC CHEF TKY BST OILB-50 SBDATE   sell by 06/18/02